                                                                    EXHIBIT 99.1




                         FIRST AMENDMENT TO BRIDGE SECURITIES
                       PURCHASE AGREEMENT AND RELATED DOCUMENTS


     THIS FIRST AMENDMENT TO BRIDGE SECURITIES PURCHASE AGREEMENT AND RELATED DOCUMENTS (the "AMENDMENT") dated as of December 31, 1997 among VISUAL EDGE SYSTEMS INC., a Delaware corporation (the "COMPANY"), and INFINITY INVESTORS LIMITED, INFINITY EMERGING OPPORTUNITIES LIMITED, SUMMIT CAPITAL LIMITED (as the transferee from SANDERA PARTNERS, L.P.) and GLACIER CAPITAL LIMITED (as the transferee from LION CAPITAL PARTNERS, L.P.) (collectively, the "PURCHASERS").


                                   R E C I T A L S:


     A. The Company and the Purchasers entered into the Bridge Securities Purchase Agreement dated as of June 13, 1997 (the "PURCHASE AGREEMENT") pursuant to which the Company issued to the Purchasers its Convertible Notes in the aggregate principal amount of $7,500,000.

     B. The Company and the Purchasers now desire to amend the Purchase Agreement, and certain of the related Financing Documents (as defined in the Purchase Agreement) executed and delivered in connection therewith in order to
(i) eliminate the provisions providing for mandatory redemption of the Preferred Stock, (ii) provide collateral security for the payment of the Convertible Notes and the other obligations of the Company under the Purchase Agreement, (iii) provide for the registration of the Common Stock (as hereafter defined) issuable upon exercise by the Purchasers of warrants to acquire 200,000 shares of Common Stock issued by the Company to the Purchasers on December 9, 1997, (iv) make certain other amendments to the Financing Documents and (v) confirm the continued legality, validity and binding effect of the Loan Documents, as amended by this Amendment.

     C. It is a condition precedent to the Purchasers' agreement to make such amendments that the Company shall have executed and delivered this Amendment.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Purchase Agreement.

                                      ARTICLE II

                                      AMENDMENTS

     SECTION 2.1 DEFINITIONS. Effective as of the date hereof, Section 1.1 of the Purchase Agreement is amended as follows:

          (a) the following definitions are amended to read in their entirety as follows:

     "Bridge Period" means the time period commencing on the Closing Date and ending on March 24, 1998.

     "Call Date" has the meaning set forth in Section 3.4

     "Certificate of Designation" means an Amended and Restated Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of the Company in the form of EXHIBIT H hereto setting forth the rights, privileges and limitations of the Preferred Stock to be issued by the Company in connection with a Recapitalization Event.

     "Closing Bid Price" shall mean the closing bid price of the Common Stock as reported by Bloomberg L.P. ("Bloomberg") on the principal securities exchange or trading market where such security is listed or traded or, if the foregoing does not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no trading price is reported for such security by Bloomberg, then the average of the bid prices of any market-makers for such securities as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually determined by the Purchasers and the Company for which the calculation of the closing bid price requires, and in the absence of such mutual determination, as determined by the Board of Directors of the Company in good faith.

     "Conversion Price" shall mean the lesser of (x) the Maximum Conversion Price and (y) the product of the Applicable Percentage multiplied by the Market Price as of the Conversion Date; PROVIDED, HOWEVER, that in the event that the Company consummates one or more Financings during the term of the this Agreement and does not, within ten days after the consummation of any Financing (the "Financing Closing Date"), other than Qualified Equity

Financings, use all net proceeds thereof to effect a voluntary prepayment of the Convertible Instruments pursuant to Section 3.4 hereof, the Conversion Price at all times thereafter shall mean, if less than the Conversion Price determined above, 50% of the lowest Closing Bid Price during the 30 Trading Days immediately preceding the Financing Closing Date giving rise to such prepayment obligation. As used herein, "Financings" means a financing consummated through the issuance of debt or equity securities (or securities convertible into or exchangeable for debt or equity securities) of the Company, other than the issuance of shares of Common Stock pursuant to or in connection with (a) any merger or acquisition entered into by the Company, (b) options issued in connection with employee and director stock option plans of the Company, (c) options or warrants outstanding as of December 10, 1997, (d) payments to Great White Shark Enterprises, Inc. under that License Agreement between Greg Norman, Great White Shark Enterprises, Inc. and the Company dated as of March 1, 1996 and (e) the issuance of securities to the Purchasers under the Purchase Agreement, as amended.

     "Financing Documents" means this Agreement, the Warrants, the Certificate of Designation, the Transfer Agent Agreement, the Security Agreement, the Registration Rights Agreement and the Convertible Notes.

     "Maximum Conversion Price" means Six Dollars ($6.00) per share of Common Stock (subject to adjustment as set forth herein); PROVIDED, HOWEVER, that in the event that the Company obtains a Qualified Equity Financing in the principal amount of at least $2,000,000 and the maximum conversion price with respect to any convertible securities issued in connection with such Qualified Equity Financing is less than $6.00 per share of Common Stock, the Maximum Conversion Price shall be such lesser dollar amount. In such event, the Company and the Purchasers shall amend the Certificate of Designation to reflect such reduction in the Maximum Conversion Price.

     "Qualified Equity Financing" means an Equity Financing consummated by the Company which has been approved in writing by the holders of the Convertible Instruments in their sole and absolute discretion.

     "Warrants" mean the New Warrants and Existing Warrants.

          (b) the following definitions are added to Section 1.1 (in appropriate alphabetical order):

     "Collateral" has the meaning set forth in Section 3.6.

     "Exchange Amount" has the meaning set forth in Section 3.8.

     "Existing Warrants" means the warrants issued to the Purchasers on the Closing Date in the form of EXHIBIT G hereto to purchase 100,000 shares of Common Stock in the aggregate (subject to adjustment as set forth therein).

     "Maximum Number of Shares" shall mean the maximum number of shares of Common Stock which the Company may issue pursuant to the terms of the Financing Documents without violating NASDAQ Requirement 4460(i), if applicable (which restricts such issuances under the Financing Documents to not more than 19.99% of the outstanding Common Stock of the Company, as calculated pursuant thereto).

     "New Warrants" means the warrants issued to the Purchasers on December 9, 1997 in the form of EXHIBIT I hereto to purchase 200,000 shares of Common Stock in the aggregate (subject to adjustment as set forth herein).

     "Security Agreement" means the Security Agreement in the form of EXHIBIT J attached hereto executed by the Company whereby the Company grants to the Purchasers security interests in the collateral described therein for the payment of the Convertible Notes and the other obligations of the Company to the Purchasers under the Financing Documents.

     "Shareholder Approval" means the approval of the Company's shareholders to the issuance of sufficient shares of Common Stock to effect the conversion in full of the Convertible Instruments and the exercise in full of the Warrants without violating NASDAQ Requirement 4460(i).

     "Share Prepayment Date" has the meaning set forth in Section 3.5(g).

     "Warrant Redemption Price" means the greater of (x) the appraised value of the Warrants on the date they are required to be redeemed (determined with reference to the "Black Scholes" or similar option pricing model selected by the Purchasers) and (y) the product of (I) the difference between (if a positive number) (i) the Market Price of the Common Stock on the Share Prepayment Date and (ii) the exercise price of the Warrants and (II) the number of shares of Common Stock which would be issuable if the unexercised portion of the Warrants had been exercised in full.

     SECTION 2.2    VOLUNTARY PREPAYMENTS.  Effective as of the date hereof,
Section 3.4 of the Purchase Agreement is amended to read in its entirety as follows:

          SECTION 3.4. VOLUNTARY PREPAYMENTS. (a) Subject to the terms of this Section 3.4, the Company may, at its option, following ten (10) days prior written notice to the Purchasers (the expiration of such 10 day period being referred to as the "Prepayment Date"; PROVIDED, HOWEVER, if such date is not a Business Day, the Prepayment Date shall be the next Business Day thereafter) prepay all or any portion of the Convertible Instruments remaining unconverted on the Prepayment Date, specifying the amount of the prepayment pursuant to the terms of this Article III.

          (b) If the Prepayment Date is on or before March 24, 1998 (the "Call Date"), the price to be paid by the Company to prepay the Convertible Instruments shall be the Stated Redemption Price. The Stated Redemption Price shall mean the product of the aggregate principal amount of the applicable Convertible Notes or liquidation preference of the Preferred Shares, as applicable, being redeemed multiplied by 110%, plus any accrued and unpaid interest on the applicable Convertible Notes or dividends on the Preferred Shares, as applicable, being redeemed, through the applicable date of consummation of the prepayment (as specified in Section 3.6 below).

          (c) If the Prepayment Date is after the Call Date, the price to be paid by the Company to prepay the Convertible Instruments shall be the Formula Price. The "Formula Price" shall mean the greater of (I) the aggregate principal amount of the applicable Convertible Notes or the liquidation preference of the Preferred Shares, as applicable, being repaid through the date of consummation of the prepayment (as specified in Section
     3.6 below) and (II) the sum of (x) the product of (i) the number of shares of Common Stock into which the Convertible Instruments being redeemed are then convertible at the then current Conversion Price and (ii) the average Closing Bid Price for the five (5) Trading Days ending two (2) Business Days immediately preceding the applicable date of consummation of the redemption as specified in Section 3.6 below, and (y) the applicable amount of accrued but unpaid interest on the Convertible Notes or dividends on the Preferred Shares, as applicable, being repaid through the date of consummation of the prepayment (as specified in Section 3.6 below).

     SECTION 2.3    MAXIMUM NUMBER OF SHARES.  Effective as of the date hereof,
Section 3.5(g) is hereby added to the Purchase Agreement to read in its entirety as follows:

          (g) Following the issuance of the Maximum Number of Shares, unless Shareholder Approval has been obtained on or prior to June 30, 1998 (the date following the later to occur of such issuance or June 30, 1998 being the "Share Prepayment Date"), the Company shall prepay the remaining (x) unconverted portion of each Convertible Note in cash for the Formula Price and (y) unexercised portion of each Warrant in cash for the Warrant Redemption Price.

     SECTION 2.4    PREPAYMENT PROCEDURES.  Effective as of the date hereof,
Section 3.6(a)(I) is amended to read in its entirety as follows:

          (I) a prepayment pursuant to Section 3.4(b) or (c), the Prepayment Date specified therein;

     SECTION 2.5    SHAREHOLDER APPROVAL.  Effective as of the date hereof,
Section 3.6(a)(VIII) is hereby added to the Purchase Agreement to read as follows:

          (VIII) A prepayment pursuant to Section 3.5(g), within five (5) Business Days following the Share Prepayment Date.

     SECTION 2.6    RANKING; COLLATERAL.  Effective as of the date hereof
Section 3.7 of the Purchase Agreement is amended to read in its entirety as follows:

          SECTION 3.7. RANKING; COLLATERAL. The Convertible Notes will rank as senior, secured obligations of the Company. As collateral security for the payment and performance of the Convertible Notes and other obligations of the Company to the Purchasers, the Purchasers shall be granted first priority liens and security interests on, in and to the collateral described in the Security Agreement (the "Collateral").

     SECTION 2.7    PREFERRED SHARE EXCHANGE.  Effective as of the date hereof,
Section 3.8 of the Purchase Agreement is amended to read in its entirety as follows:

          SECTION 3.8. PREFERRED SHARES EXCHANGE. Effective as of December 31, 1997, $6,000,000 of the principal balance of the Convertible Notes (the "Exchange Amount") shall be exchanged for an equal amount of Preferred Shares (based upon the liquidation preference per share as provided in the Certificate of Designation) (the "Recapitalization Event"). In connection therewith:

          (a) If not previously filed, the Company shall file with the Secretary of State of Delaware the Certificate of Designation, providing the Purchasers with evidence thereof.

          (b) The Company shall issue the appropriate number of Preferred Shares in the name of each Purchaser (based upon the portion of the Convertible Notes exchanged therefor) and shall deliver the same to the Transfer Agent to be held pursuant to the terms of the Transfer Agent Agreement, providing the Purchasers with evidence thereof.

          (c) The Company shall direct the Transfer Agent to record in the Accounting Ledger (as defined in the Transfer Agent Agreement) the reduction in the principal balance of the Convertible Notes converted into the Preferred Shares, providing the applicable Purchaser with evidence thereof.

          (d) Any interest which has been paid on the Convertible Notes from January 1, 1998 through the date of the Recapitalization Event shall be credited towards accrued dividends owing with respect to the Preferred Shares issued effective as of December 31, 1997 for such time period.

     SECTION 2.8 NULLIFICATION OF MANDATORY REDEMPTION FEATURES WITH RESPECT TO PREFERRED STOCK. Effective as of the date hereof, a new Section 3.10 is added to the Purchase Agreement to read as follows:

          SECTION 3.10 NULLIFICATION OF MANDATORY REDEMPTION FEATURES WITH RESPECT TO PREFERRED STOCK. The terms of Sections 3.5 and 12.1 shall be of no further force and effect with respect to the mandatory redemption of the Preferred Stock, and such sections shall only be applicable to redemptions with respect to the Convertible Notes.

     SECTION 2.9 INFORMATION. Effective as of the date hereof, Section 8.1 of the Purchase Agreement is amended by adding a new subsection (k) at the end thereof to read as follows:

          (k) commencing March 1, 1998, a monthly income statement, in form satisfactory to the Purchasers, for each van operated by the Company.

     SECTION 2.10   COVENANTS.  Effective as of the date hereof, new Sections
8.24 and 8.25 are added to the Purchase Agreement to read in their entirety as follows:

          SECTION 8.24 CHIEF FINANCIAL OFFICER. The Company shall engage a new chief financial officer acceptable to the Purchasers in their reasonable discretion as soon as reasonably practicable but in no event later than April 30, 1998.

          SECTION 8.25 SHAREHOLDER APPROVAL. The Company shall use its best lawful efforts to secure the Shareholder Approval by June 30, 1998 and covenants and agrees to submit to its stockholders as a part of its proxy statement for its next annual meeting a proposal to obtain the Shareholder Approval.

     SECTION 2.11   POST EFFECTIVE AMENDMENT.  Effective as of the date hereof,
Section 10.1 of the Purchase Agreement is amended by adding a new subsection (d) thereto to read as follows:

     (d) The Company shall as promptly as practical and in any event on or prior to February 12, 1998 file a new registration statement pursuant to Rule 462(b) with respect to the Second Registration Statement, which shall include the maximum number of additional shares of Common Stock allowed pursuant to Rule 462(b) in the order set forth below:

     (i) 73,973 shares of Common Stock, issued as Additional Grant Shares (it being acknowledged that the Second Registration Statement currently includes only 106,323 Additional Grant Shares);

     (ii) 22,462 shares of Common Stock issued as interest on the Convertible Notes for calendar quarter ended September 30, 1997;

     (iii) 43,209 shares of Common Stock issued as interest on the Convertible Notes for calendar quarter ended December 31, 1997;

     (iv) 100,000 shares of Common Stock, which, at the option of the Company, may be issued as interest on the Convertible Notes or dividends on the Preferred Shares, as applicable, for calendar quarter ending March 31, 1998;

     (v) 200,000 shares of Common Stock issuable upon exercise of the New Warrants; and

     (vi) the maximum number of additional shares of Common Stock allowed under Rule 462(b), which shall be issuable (x) pursuant to any amended terms of the Existing Warrants and (y) upon conversion of the Convertible Instruments (collectively, the shares listed in clauses (i)-(vi) being referred to as the "Additional Shares").

     The Company shall consider combining, pursuant to Rule 429, the First Registration Statement and Second Registration Statement. Further, as soon as practicable, and in all events prior to April 10, 1998, the Company shall file an additional registration statement, and use its best lawful efforts to have the same declared effective by the Commission as soon as possible, registering
(x) additional shares of Common Stock issuable upon conversion of the Convertible Instruments (based on a hypothetical Conversion Price of $1.00 per share), and (y) Additional Shares not included in the Second Registration Statement as a result of the limitations imposed by Rule 462(b). The effectiveness of such registration statement shall be maintained in the manner contemplated by the Registration Rights Agreement applicable to the Second Registration Statement. The post effective amendment to the Second Registration Statement described above, together with the additional registration statement described above, shall include a change from Sandera Partners, L.P. to Summit Capital Limited, and from Lion Capital Partners, L.P. to Glacier Capital Limited, as selling shareholders thereunder.

     SECTION 2.12   LIMITATION ON CONVERSION.  Effective as of the date hereof,
Section 10.5(b) of the Purchase Agreement is amended by adding the following clause at the end thereof:

     or (iv) sixty-one (61) days after the Purchasers shall have given written notice to the Company of their intention to terminate the Limitation on Conversion. Further, the conversion rights of the Purchasers under the Convertible Notes (but not under the Preferred Shares) and the exercise rights of the Purchasers under the Warrants shall be further limited such that the Company shall not be required to issue upon receipt of a Notice of Conversion or Notice of Exercise, as applicable, more than the Maximum Number of Shares.

     SECTION 2.13 Effective as of the date hereof, Section 10.5 of the Purchase Agreement is amended by adding a new clause (g) thereto to read as follows:

          (g) Notwithstanding Section 4.1 of the Certificate of Designation to the contrary, prior to March 24, 1998, the Purchasers shall be entitled to convert only that number of Preferred Shares which results in the issuance of 50,000 shares of Common Stock.

     SECTION 2.14 EXISTING WARRANTS. The Company and the Purchasers hereby agree to negotiate in good faith to amend the terms of the Existing Warrants on mutually satisfactory terms

(which terms are expected to include an amendment changing the exercise price set forth therein to $3.25 per share, a waiver of the Company's call option until January 1, 2000 and a provision providing for the potential granting of additional warrant shares).

     SECTION 2.15 EXHIBITS. Effective as of the date hereof, Exhibits H, I and J are added to the Purchase Agreement to read in their entirety in the forms attached hereto as Exhibits 1, 2 and 3 hereto.

     SECTION 2.16 REGISTRABLE SECURITIES. Consistent with Section 2.10 above, the Registrable Securities defined in the Registration Rights Agreement shall be amended to include shares of Common Stock issuable upon exercise of the New Warrants (and as the Additional Warrant Shares under the Existing Warrants) and shares of Common Stock issuable as interest with respect to the Convertible Notes and dividends with respect to the Preferred Shares.

     SECTION 2.17 CONVERTIBLE NOTES. The Company hereby covenants and agrees that it shall not be entitled to exercise the option set forth in the Convertible Notes to pay interest in shares of Common Stock unless the Corporation has previously filed, and the Commission has previously declared effective, a registration statement permitting the public resale of such shares from time to time by the holders thereof pursuant to Rule 415 promulgated under the Securities Act and such registration statement remains available for use by the holders (the "Share Registration Event") and; PROVIDED, FURTHER, that (x) upon any liquidation or dissolution of the Company, or following any continuing Event of Default, accrued and unpaid interest will be paid in cash only, and (y) if the Company does not obtain the Shareholder Approval by June 30, 1998, accrued and unpaid interest for June 30, 1998 and all periods thereafter will be paid in cash only. If the Share Registration Event has not occurred after the date hereof and on or before any Interest Payment Date (as defined in each Convertible Note) prior to June 30, 1998, the Company may, at its option, defer the payment of such interest until the earlier to occur of (x) the Share Registration Event or (y) June 30, 1998 (which deferred interest shall bear interest at 8.25% per annum), with such deferred sum due and payable in full on the earlier to occur of such events.

     SECTION 2.18 REIMBURSEMENT FEE. Contemporaneous herewith, the Company shall pay to the Purchasers the sum $20,000 in readily available funds as a partial reimbursement to the Purchasers for their expenditures in the negotiation and preparation of this Amendment.

                                     ARTICLE III

                                 CONDITIONS PRECEDENT

     SECTION 3.1 CONDITIONS PRECEDENT. The obligation of the Purchasers to enter into this Amendment is subject to the conditions precedent that on or before the date hereof the Purchasers shall have received all of the following in form and substance acceptable to it and its counsel: (a) this Amendment dated as of the date hereof duly executed by the Company; (b) the Security Agreement dated as of the date hereof (the "SECURITY AGREEMENT") in the form of attached hereto duly executed by the Company; (c) the New Warrants dated as of December 9, 1997 duly executed by the Company; (d) Uniform Commercial Code financing statements, duly executed by the Company with respect to the collateral described in the Security Agreements, for filing in all jurisdictions as may be necessary to perfect the Security Interests created in such collateral in such jurisdictions pursuant to the Financing Documents; (e) a certificate of the secretary of the Company setting forth resolutions of its board of directors with respect to the authorization, execution, delivery and performance of this Amendment, the amended and restated Existing Warrants, the Security Agreement and the New Warrants (collectively, the "AMENDMENT AGREEMENTS"), as the case may be, the officers of the Company authorized to sign such agreements and instruments, and specimen signatures of the officers so authorized; (f) an opinion of Morgan, Lewis & Bockius LLP, counsel to the Company, covering matters customary in these transactions and in form and substance reasonably satisfactory to the Purchasers; (g) evidence satisfactory to the Purchasers that the Purchasers' security interest in the Collateral is of first priority; (h) evidence that the Company shall have issued the Preferred Shares in accordance with Section 3.8 of the Purchase Agreement; (i) payment to the Purchasers of the amount set forth in
Section 2.17 above; (j) such other documents, opinions, certificates, agreements, instruments and evidences as the Purchasers may reasonably request; and (k) receipt of the irrevocable written agreement of Earl Takefman and Alan Lubell in a form reasonably acceptable to the Company to vote all shares of Common Stock owned or controlled by them in favor of the Shareholder Approval.

                                      ARTICLE IV

                    RATIFICATIONS: REPRESENTATIONS AND WARRANTIES

     SECTION 4.1 RATIFICATIONS. The terms and provisions of the Financing Documents, as modified by this Amendment, are ratified and confirmed and shall continue in full force and effect. The Company acknowledges and agrees that each of the Financing Documents, as amended hereby, is and shall remain in full force and effect and is and shall continue to be the legal, valid and binding obligation of the Company, enforceable against it in accordance with their respective terms.

     SECTION 4.2 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Purchasers that (a) the Company does not own any equity interest in any Person and does not have any Subsidiaries; (b) the execution, delivery and performance of each of the Amendment Agreements and all other documents executed and/or delivered in connection herewith and all transactions and documents contemplated hereby and thereby have been authorized by all requisite corporate action on the part of the Company; (c) each of the Amendment Agreements and all other documents executed and/or delivered in connection herewith constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to or limited by liquidation, bankruptcy, conservatorship, insolvency, reorganization, rearrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (d) there is no provision of law, in the charter or bylaws of the Company, and no provision of any existing mortgage, contract, lease, indenture or agreement binding on any of them, which would be contravened by the making or delivery of any of the Amendment Agreements or any other document executed and/or delivered in connection herewith, or by the performance or observance of any of the terms hereof or thereof; (e) the execution, delivery and performance of the Amendment Agreements and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or any other agency or authority, of stockholders, or of any other party or, if such approval or consent is required, the same has been obtained; (f) except as set forth on Schedule 4.2 hereto, each of the representations and warranties of the Company contained in ARTICLE V of the Purchase Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on such date except for those limited by their terms to the date given or another specific date; (g) except as set forth on Schedule
4.2 hereto, as of the date hereof, no Event of Default has occurred and is continuing; and (h) as of the date hereof, except as set forth on Schedule 4.2 hereto, there has been no material adverse change in the financial condition or operations of the Company or any Subsidiary from the date of the most recent financial statements of the Company (dated September 30, 1997) furnished to the Purchasers and filed as part of the SEC Reports. Purchasers hereby waive until June 30, 1998, compliance with the Consolidated Net Worth requirement contained in Section 8.19 of the Purchase Agreement.

                                      ARTICLE V

                                    MISCELLANEOUS

     SECTION 5.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Purchasers or any closing shall affect the representations, warranties and covenants or the right of the Purchasers to rely upon them.

     SECTION 5.2 REFERENCES TO LOAN DOCUMENTS. The Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Documents, as amended hereby, are hereby amended so that any reference therein to the Loan Documents shall mean a reference to the Loan Documents as amended hereby.

     SECTION 5.3 FURTHER ASSURANCES. The Company agrees that at any time and from time to time, upon the written request of the Purchasers, it will execute and deliver such further documents and do such further acts and things as the Purchasers may reasonably request in order to fully effect the purposes of this Amendment and to provide for the continued perfection and priority of the security interests granted to the Purchasers in the Financing Documents.

     SECTION 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.5 APPLICABLE LAW. This Amendment and all other documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Purchasers and the Company, and their respective successors and assigns, except the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Purchasers.

     SECTION 5.7 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Purchasers to or for any breach of or deviation from any covenant, condition or duty by the Company shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     SECTION 5.8 ENTIRE AGREEMENT. THE PURCHASE AGREEMENT AS AMENDED HEREBY, THE OTHER FINANCING DOCUMENTS AND ALL AGREEMENTS EXECUTED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                               [SIGNATURE PAGE FOLLOWS]

     EXECUTED as of the date first written above.

                              VISUAL EDGE SYSTEMS INC.


                              By:  /s/ Alan Lubell
                                 ------------------------------------
                                   Alan Lubell,
                                   Chairman of the Board and Vice President


                              INFINITY INVESTORS LIMITED


                              By: /s/ Infinity Investors Limited
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              INFINITY EMERGING OPPORTUNITIES
                              LIMITED


                              By: /s/ Infinity Emerging Opportunities Limited
                                 --------------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

                              SUMMIT CAPITAL LIMITED


                              By: /s/ Summit Capital Limited
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

                              GLACIER CAPITAL LIMITED


                              By: /s/ Glacier Capital Limited
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

                             EXHIBIT 1 TO FIRST AMENDMENT


                                      EXHIBIT H


               FORM OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

                             EXHIBIT 2 TO FIRST AMENDMENT


                                      EXHIBIT I


                                 FORM OF NEW WARRANT

                             EXHIBIT 3 TO FIRST AMENDMENT


                                      EXHIBIT J


                              FORM OF SECURITY AGREEMENT

                                     SCHEDULE 4.2